Verint Systems Inc.
Making Big Data Actionable
TM
Presentation to Lenders
January 2014
THE COMPANY ACKNOWLEDGES THAT THE RECIPIENT OF THIS PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE
MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES. NEITHER THE COMPANY NOR THE
ARRANGERS TAKE ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN
CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITIES.
Exhibit 99.1

Forward-Looking Statements
This document contains forward-looking statements, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint and the expected benefits of the KANA acquisition. Forward-looking statements are often identified by future or conditional words such as "will", "would", "plans", "expects", "intends", "believes", "seeks",
"estimates", or "anticipates", or by variations of such words or by similar expressions. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks, uncertainties, and assumptions, any of which could cause actual results or events to differ materially from those expressed in or implied by the forward-looking statements, including risks associated with the KANA acquisition, such as uncertainties regarding the closing of the KANA acquisition or the ability to realize the expected benefits of the transaction, as well as risks associated with related system integrations. For a detailed discussion of risk factors impacting
Verint, see Verint’s Annual Report on Form 10-K for the year ended January 31,
2013, its Quarterly Report on Form 10-Q for the quarter ended October 31, 2013, and other filings Verint makes with the SEC. The forward-looking statements contained in this document are made as of the date of this document, and Verint assumes no obligation to revise or update any forward-looking statement, except as otherwise required by law.

2 Management Presenters Dan Bodner President and Chief Executive Officer Doug Robinson Chief Financial Officer Alan Roden SVP, Corporate Development

Table of Contents
Credit Suisse
Dan Bodner
Doug Robinson
Alan Roden
Credit Suisse
5. Syndication Overview and Timing
4. Key Credit Highlights
3. Financial Overview
2. Verint Overview
1. Transaction Overview

1. Transaction Overview

Transaction Overview
On January 6, 2014, Verint Systems Inc. (“Verint” or the “Company”) signed a definitive purchase agreement to acquire
KANA Software (“KANA” or the “Target”) from Accel-KKR for $514 million in cash (the “Transaction”)
KANA is a leader in customer service solutions delivered both on-premises and in the cloud with ~900 customers
The Transaction is expected to be financed with:
~$100 million Verint cash from balance sheet
$300 million incremental term loan on the Company’s existing senior secured term loan facility
~$126 million revolver draw
Pro forma LTM non-GAAP revenue of $1,020 million and non-GAAP EBITDA of $258 million
Pro forma LTM gross and net leverage of 4.2x and 3.1x, respectively
Verint expects to delever through a combination of EBITDA growth, free cash flow generation and debt paydown
Verint has a track record of successfully delevering, having reduced net leverage from 5.7x to 2.0x within two years after acquiring Witness in FY’08
The Company is also seeking an amendment to increase its incremental debt capacity as well as amend the conditionality requirements for future incremental borrowings in connection with permitted acquisitions
Existing lenders should submit signature pages for the amendment to LendAmend. Instructions will be posted to
SyndTrak
Note: LTM based on 10/31/13 results for Verint and the midpoint of 12/31/13E estimates for KANA.
KANA has not closed its financials for 12/31/13. Preliminary estimates for LTM 12/31/13E are non-GAAP revenue of $135–$139 million and non-GAAP EBITDA of $35–$37 million.

Sources & Uses and Pro Forma Capitalization
($ in millions)
Sources Uses
Revolver Draw $126 24.0% Purchase Price $514
Incremental Senior Secured Term Loan 300 57.0% Estimated Transaction Expenses 12
Verint Cash from Balance Sheet 100 19.0%
Total Sources $526 100.0% Total Uses $526
Note: Based on current expectations regarding financing structure.
(1) KANA non-GAAP EBITDA reflects the midpoint of estimated LTM 12/31/13E results of $35–$37 million.
Sources & Uses
Pro Forma Capitalization
($ in millions)
Existing Pro Forma
10/31/2013 Adjustment 10/31/2013
Unrestricted Cash and Short-Term Investments $376 ($100) $276
$200mm Revolving Credit Facility – 126 126
Senior Secured Term Loan
645 300 945
Total Debt $645 $426 $1,071
Financial summary:
$222 $36 $258
Credit statistics:
Total Debt / LTM 10/31/13 Non-GAAP EBITDA 2.9x 4.2x
Net Debt / LTM 10/31/13 Non-GAAP EBITDA 1.2x 3.1x
LTM 10/31/13 Non-GAAP EBITDA (1)

2. Verint Overview

8 The Big Data Analytics Opportunity Intelligent organizations are differentiating themselves and driving competitive advantage through big data analytics

Helping Customers Collect Big Data - Examples
Enterprise Case Study Enterprise Case Study
More than 50 million customer telephony
interactions per year
More than 300 million customer text
related interactions per year - emails,
surveys and unstructured text
Security Case Study Security Case Study
Tens of millions of communications per
day - phone, email, chat, SMS, web
session, social media, etc.
Requires multiple Petabytes of storage
Objective: Extract intelligence from customer
interactions for customer-centric operations
Objective: Extract intelligence from
communications to fight crime and terrorism

VERINT

90%
Finance

70%
Insurance

70%
Communications

Many countries around the world
Government

80%
Healthcare

70%
sale
sale
Retail

50%
Utilities

Large and Diversified Customer Base
Note: % represents percentage of Global Fortune 500 companies that are Verint customers.
Calculations based on 2012 data.
Large base of more than 10,000 customers provides Verint the opportunity to deliver analytical applications across multiple markets
Strong Presence Across Global Fortune 500 Companies

Enterprise Intelligence
Discover
Business
Trends
Optimize
the
Workforce
Our solutions enable customer service operations to enhance the customer experience while increasing revenue and improving profitability
We are expanding from our strong position in the contact center into branch, back-office and customer experience functions
Understand
Customer
Sentiment

Security Intelligence
Optimize Public
Safety Call Centers
Improve Physical
Security Cost
Effectively
Generate Intelligence
and Collect Evidence
Our solutions enable security organizations to leverage big data from a
Migration to IP networks creates new challenges and new opportunities for law enforcement and security organizations
wide range of communications, video and data sources to enhance security and prevent crime and terrorism

Go-to-Market Strategy
Growing sales force and channel partners
Verticalized direct sales force with subject matter expertise
~800 professionals in sales and marketing
Partner strategy broadens market coverage
~50% of business through channel partners: OEMs, SIs and regional resellers
Flexible business models
Perpetual, software-as-a-service, managed services
Business models reflect customer preferences
Enterprise, typical software model
Security, prefer turnkey solutions

Creating a New Leader for
Customer Engagement
To Empower Organizations to
Optimize and Transform Customer Engagements
Combination Helps Organizations Enhance Loyalty,
Mitigate Risk and Better Manage Operational Costs
The complementary solution set would enable
organizations worldwide to implement a single-vendor
solution
that helps optimize and align customer
engagement strategy

Complementary Solutions
Case Management
NLP Knowledge Management
Agent Desktop
Web Self-Service & Secure Portal
Business Process Management
Inbound Routing and Queuing
Live Chat and Co-Browsing
Text Analytics
Email & Whitemail Management
Mobile and Social
WFO and WFM
Performance Management
Desktop and Process Analytics
Enterprise Feedback Management
Customer Feedback Management
Quality Monitoring
Recording
Speech Analytics
eLearning and Coaching
Video and Situation Intelligence

3. Financial Overview

$139
$213
$200
$192
$205
$220–$223
21%
30%
28%
24% 24%
~24%
FY'09 FY'10 FY'11 FY'12 FY'13 FY'14E
Non-GAAP EBITDA % Margin

Track Record of Strong Financial Performance
Outlook Non-GAAP Revenue
Non-GAAP EBITDA and % Margin
FYE 1/31 ($ in millions)
FYE 1/31 ($ in millions)
$675
$704
$727
$796
$848
$903–$911
FY'09 FY'10 FY'11 FY'12 FY'13 FY'14E
Note: Guidance relates to non-GAAP revenue, EPS and EBITDA.
FYE 2014
FYE 2015
FYE 2014
FYE 2015
Guidance from Q3 Conference Call
Revenue Growth: 6.5% to 7.5% from the prior year
Diluted EPS: $2.75 to $2.80
Revenue to increase between 7.0% and 9.0% compared
to the year ending January 31, 2014
Update from 1/6/14 Conference Call
Verint reaffirmed prior guidance
Verint guidance expected to be updated after KANA
transaction closes
CY 2014E KANA Revenue: $140 to $150 million
CY 2014E KANA EBITDA: $40 to $45 million

Pro Forma Financial Summary
LTM Non-GAAP EBITDA Contribution LTM Non-GAAP Revenue Contribution
($ in millions) ($ in millions)
LTM Revenue by Segment Breakdown
Verint KANA Pro Forma
Note: LTM financials based on 10/31/13 results for Verint and the midpoint of 12/31/13E estimates for KANA.
KANA has not closed its financials for 12/31/13. Preliminary estimates for LTM 12/31/13E are non-GAAP revenue of $135–$139 million and non-GAAP EBITDA of $35–$37 million.
Enterprise
Intelligence
58%
Communications
Intelligence
29%
Video
Intelligence
13%
Enterprise
Intelligence
63%
Communications
Intelligence
25%
Video
Intelligence
12%
Enterprise
Intelligence
100%
$883
$137
$1,020
Verint KANA Pro Forma
$222
$36
$258
Verint KANA Pro Forma

Track Record of De-levering and Ability to
Maintain Efficient Leverage Levels
($ in millions)
Net Debt
(1)
Key Highlights
Net Debt
(1)
/ Non-GAAP EBITDA
Verint generates good free cash flow and has
demonstrated an ability to de-lever
The Company has a number of positive cash flow
characteristics
– Operating margins greater than 20%
– Capex of less than 2%–3% of revenue
– Minimal working capital needs
– Low effective tax rate due to NOLs
(2)
(1) Total debt less unrestricted cash and short-term investments.
(2) Cash and debt balance as of 10/31/13. Unadjusted for current transaction.
(3) Capital expenditures includes cash paid for capitalized software development costs.
(2)
Low Capex Needs
($ in millions)
(3)
$527
$509
$437
$413
$447
$353
$268
FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 LTM
10/31/13
5.7x
3.6x
2.0x   2.1x
2.3x
1.7x
1.2x
FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 LTM
10/31/13
$16
$8
$11
$16
$20
$19
2%
1%
2%
2%
2%
2%
FY'09 FY'10 FY'11 FY'12 FY'13 LTM
10/31/13
Capex % of Revenue

4. Key Credit Highlights

Verint Key Credit Highlights
Highly Diversified Business
3
Significant Free Cash Flow Generation to Support Deleveraging 4
Experienced Management Team 5
Compelling Combination 2
Strong Financial Performance Underpinned by Attractive Industry Fundamentals 1

Strong Financial Performance Underpinned by
Attractive Industry Fundamentals
1
Enterprise Intelligence Growth Drivers
Integration of WFO applications
Greater insight through customer interaction analytics
to improve the performance of customer service
operations
Adoption of WFO across the enterprise
Migration to VoIP technologies
$139
$213
$200
$192
$205
$220–$223
21%
30%
28%
24% 24%
~24%
FY'09 FY'10 FY'11 FY'12 FY'13 FY'14E
Non-GAAP EBITDA % Margin
Non-GAAP Revenue
Non-GAAP EBITDA and % Margin
($ in millions)
($ in millions)
$675
$704
$727
$796
$848
$903–$911
FY'09 FY'10 FY'11 FY'12 FY'13 FY'14E
Security Intelligence Growth Drivers
Growing demand for advanced intelligence and
investigative solutions
Terrorism, crime and other security threats around the
world are generating demand for advanced video
security solutions
Increasingly complex communications networks and
growing network traffic
Transition to IP networks and web and cyber security
Legal and regulatory compliance requirements

Compelling Combination
Favorable Industry Reaction to the Transaction….
…And Industry Experts …From Wall Street Analysts…
“
Kana enhances VRNT's SaaS capabilities and call center
technologies and deepens its reach into customer experience and workforce optimization solutions.
”
“
We believe this acquisition is a significant enhancement for
Verint, as it augments the company's existing solution suite to include significant online/e-business capabilities, such as response management for e-mail, chat, and social media, as well as KANA's agent desktop solution.
”
“
We like the transaction as it could accelerate the adoption of customer engagement suites through the deployment of a solution set from a single vendor and increase the company's importance as a strategic supplier. KANA Software should add ~800 employees (200 in
R&D) and ~900 customers to Verint. We believe the move could be an important part in helping the overall growth rate accelerate into the double-digits.
”
“
We like this acquisition as it is expected to be accretive to FY
2015 earnings (FYE January) and see it expanding the Company’s service suite in its fastest growing area – actionable intelligence.
”
“
Big data and analytics meet customer experience. Verint expects to expand its customer engagement optimization offering with the acquisition of Kana.  Verint's core capabilites, Vovici's voice of the customer assets, and Kana's multichannel customer experience solutions allow customers to move from data to information to insight to action or decisions.
”
“
The acquisition provides greater gains than just complementary product lines, and a venue for both companies to expand their current footprints by cross-and upselling into their respective installed base.
The acquisition provides a vision for deeply personalized customer service interactions which are delivered with maximum efficiency for a contact center.
”
“
By offering a ‘best of breed’ customer support suite, with pre-
integrated EFM capabilities, Verint should not only be able to sell the entire stack, and have infinite upsell opportunities with existing customers, but they also can better partner with companies to create a vision for EFM, and then enable the entire vision from phone calls to final analysis.
”
“
Kana enhances VRNT's SaaS capabilities and call center
technologies and deepens its reach into customer experience and workforce optimization solutions.
”

24

LTM Pro Forma Revenue by Segment
LTM Pro Forma Revenue by Type
(1)
More than 10,000 Customers in Over 150 Countries
Finance and Insurance
Communications
Government
Enterprise
Retail & Hospitality
Health Care
Utilities
Transportation
Note: LTM pro forma revenue based on 10/31/13 results for Verint and the midpoint of 12/31/13E estimates for KANA.
KANA has not closed its financials for 12/31/13. Preliminary estimate for LTM 12/31/13E non-GAAP revenue of $135–$139 million.
(1) KANA revenue by type estimates based on historical results; Product revenue includes KANA License revenue; Service and Support revenue includes all other KANA revenue.
LTM Pro Forma Revenue by Region
Highly Diversified Business
3
Product Revenue
41%
Service and
Support
Revenue
59%
Americas
54%
EMEA
24%
APAC
22%
Enterprise
Intelligence
63%
Communications
Intelligence
25%
Video
Intelligence
12%

Significant Free Cash Flow Generation to
Support Deleveraging
Net Debt
(1)
Net Debt
(1)
/ Non-GAAP EBITDA
Capital Structure Highlights
Favorable debt structure
No maturities until 2018
Efficient capital structure with ability to prepay all debt without incurring prepayment penalties
Significant free cash flow generation to support deleveraging
The Company has a number of positive cash flow characteristics
– Operating margins greater than 20%
– Capex of less than 2%–3% of revenue
– Minimal working capital needs
– Low effective tax rate due to NOLs
Proven ability to delever following an acquisition
– Acquired Witness in FY’08 and reduced net leverage to 2.0x by the end of FY’10
Strong liquidity
10/31/13 pro forma unrestricted cash and short-term investments balance of $276 million
Pro forma revolver availability of ~$75 million
(1) Total debt less unrestricted cash and short-term investments.
(2) Calculated as CFO less capex and cash paid for capitalized software development costs.
$527
$509
$437
$413
$447
$353
$268
FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 LTM
10/31/13
5.7x
3.6x
2.0x
2.1x
2.3x
1.7x
1.2x
FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 LTM
10/31/13
4
Free Cash Flow
(2)
NM
$38
$93
$59
$90
$103
$154
FY'08 FY'09 FY'10 FY'11 FY'12 FY'13 LTM
10/31/13
($ in millions)
($ in millions)

Experienced Management Team
Years at Verint
Multi-
disciplinary
expertise
Significant
industry
background
Significant
M&A execution
and integration
track record
Strong
public
company
experience
Long
tenure
Professional
Experience
Dan Bodner
Chief Executive Officer and President
19 33
Doug Robinson
Chief Financial Officer
7 30
Elan Moriah
President of Verint Enterprise Intelligence Solutions and
Verint Video Intelligence Solutions
13 24
Hanan Gino
President, Communications and Cyber Intelligence
1 27
Meir Sperling
Chief Strategy Officer
13 38
Peter Fante
Chief Legal Officer and Chief Compliance Officer
11 20
Alan Roden
SVP, Corporate Development
11 20
Jane O’Donnell
SVP, Global Human Resources
12 33
5

5. Syndication Overview and Timing

Indicative Terms
Incremental Senior Secured Term Loan
(1) Credit agreement terms include a cap on cash netting of $150mm. Accordingly, pro forma for this transaction, the 1   lien net leverage ratio is approximately 3.6x.
Borrower: Verint Systems Inc.
Joint Lead Arrangers:
Credit Suisse Securities (USA) LLC,  Deutsche Bank Securities Inc., RBC Capital Markets, Barclays, HSBC
Securities (USA) Inc.
Issue:
Maturity: September 6, 2019 (same as existing TL-B)
LIBOR margin: L + 300 bps (-25 bps step-down at BB- / Ba3)
LIBOR floor: 1.00%
Issue price:
99.75
Guarantors: Same as existing, but will include all of KANA Software’s domestic subsidiaries
Amortization :
1.00% per annum (adjusted to be fungible with existing term loans); payable quarterly, with balance due at maturity
Incremental facility :
Call protection:
Security:
Same as under existing facilities, with inclusion of  assets of U.S. subsidiaries of Kay Technology
Holdings, Inc., including KANA Software, as new guarantors
Mandatory prepayments: Same as existing TL-B
Financial covenants: None
$200mm plus an unlimited amount subject to 3.5x 1st lien net leverage
(1)
101 repricing protection through 3/6/2014 (same as existing TL-B)
st
$300 million Incremental Senior Secured Term Loan (fungible with existing TL-B)

Timetable
January 13
Lender conference call
January 17 Commitments due from lenders
February 3 Close and fund
S M T W T F S
1 2 3 4
5 6 7 8 9 10 11
12 13 14 15 16 17 18
19 20 21 22 23 24 25
26 27 28 29 30 31
January 2014
Holiday
Key date
Date
S M T W T F S
1
2 3 4 5 6 7 8
9 10 11 12 13 14 15
16 17 18 19 20 21 22
23 24 25 26 27 28
February 2014
Event
(1)
(1) Closing is subject to the expiration of applicable regulatory waiting periods and the satisfaction or waiver of the other closing conditions.

Transaction Contacts
Verint
Alan Roden Senior Vice President, Corporate Development (631) 962-9304 alan.roden@verint.com
Credit Suisse
Jeff Cohen Managing Director,
Co-Head of US Syndicated Loan Capital Markets
(212) 325-7455 jeffrey.a.cohen@credit-suisse.com
Ryan Williams Vice President,
Syndicated Loan Capital Markets
(212) 538-9568 ryan.williams@credit-suisse.com
Michael Speller Managing Director,
Leveraged Finance Origination
(212) 538-8769 michael.speller@credit-suisse.com
Judy Smith Managing  Director,
Corporate Banking
(212) 538-2178 judy.smith@credit-suisse.com
Michael D’Onofrio Associate,
Corporate Banking
(212) 325-6098
suisse.com
Raghu Velamati Vice President,
Diversified Industrials and Services Investment Banking
(312) 750-3059 raghu.velamati@credit-suisse.com
Brett Kornblatt Associate,
Diversified Industrials and Services Investment Banking
(312) 750-3043 brett.kornblatt@credit-suisse.com
Chris O’Keeffe Analyst,
Diversified Industrials and Services Investment Banking
(312) 750-2921 christopher.okeeffe@credit-
suisse.com
michael.d’onofrio@credit-
Title Phone Email

Appendix

About Non-GAAP Financial Measures
The following tables include a reconciliation of certain financial measures prepared in accordance with Generally Accepted Accounting Principles
(“GAAP”) to the most directly comparable financial measures not prepared in accordance with GAAP (“non-GAAP”).  Non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP financial measures.  The non-GAAP financial measures we present in the following tables have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures.  These non-GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to the adjustments made in these non-GAAP financial measures.
We believe that the non-GAAP financial measures we present in the following tables provide meaningful supplemental information regarding our operating results primarily because they exclude certain non-cash charges or items that we do not believe are reflective of our ongoing operating results when budgeting, planning and forecasting, determining compensation and when assessing the performance of our business with our individual operating segments or our senior management.  We believe that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among our peer companies.  However, those companies may calculate similar non-
GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
Our non-GAAP financial measures reflect adjustments to the corresponding GAAP financial measure based on the items set forth below. The purpose of these adjustments is to give an indication of our performance exclusive of certain non-cash charges and other items that are considered by our senior management to be outside of our ongoing operating results.
The non-GAAP financial measures Verint presents have limitations in that they do not reflect all of the amounts associated with Verint’s or
KANA’s results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate
Verint’s or KANA’s results of operations in conjunction with the corresponding GAAP financial measures. These non-GAAP financial measures do not represent discretionary cash available to Verint or KANA to invest in the growth of its business, and Verint or KANA may in the future incur expenses similar to or in addition to the adjustments made in these non-GAAP financial measures.
Because we do not predict special items that might occur in the future, and our outlook is developed at a level of detail different than that used to prepare GAAP financial measures, we are not providing a reconciliation to GAAP of forward-looking financial measures for the fiscal years ending
January 31, 2014 and January 31, 2015.
Estimates for KANA’s non-GAAP measures presented in this document were prepared in a manner similar to Verint’s non-GAAP measures.
KANA defines EBITDA as earnings (or loss) from continuing operations before interest expense, income taxes, depreciation and amortization, and amortization of non-cash stock-based compensation, non-recurring acquisition and restructuring expenses and the goodwill impairment charges.

- ***Revenue adjustments related to acquisitions.*** We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. We exclude these adjustments from our non-GAAP financial measures because these are not reflective of our ongoing operations.
- ***Amortization of acquired intangible assets, including acquired technology and backlog.*** When we acquire an entity, it is required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology and backlog, from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results.
- ***Stock-based compensation expenses.*** We exclude stock-based compensation expenses related to stock options, restricted stock awards and units, stock bonus plans and phantom stock from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are primarily non-cash charges. In prior periods, we also incurred (and excluded from our non-GAAP financial measures) significant cash-settled stock compensation expense due to our previous extended filing delay and restrictions on our ability to issue new shares of common stock to our employees.
- ***M&A and other adjustments.*** We exclude from our non-GAAP financial measures legal, other professional fees and certain other expenses associated with acquisitions, whether or not consummated, and certain extraordinary transactions, including reorganizations and restructurings. Also excluded are changes in the fair value of contingent consideration liabilities associated with business combinations. These expenses are excluded from our non-GAAP financial measures because we believe that they are not reflective of our ongoing operations.
- ***Unrealized (gains) losses on derivatives, net.*** We exclude from our non-GAAP financial measures unrealized gains and losses on interest rate swaps and foreign currency derivatives not designated as hedges. These gains and losses are excluded from our non-GAAP financial measures because they are non-cash transactions which are highly variable from period to period and which we believe are not reflective of our ongoing operations.
- ***Loss on extinguishment of debt.*** We exclude from our non-GAAP financial measures loss on extinguishment of debt attributable to refinancing of our debt because we believe it is not reflective of our ongoing operations.
- ***Non-cash tax adjustments.*** We exclude from our non-GAAP financial measures non-cash tax adjustments, which represent the difference between the amount of taxes we actually paid and our GAAP tax provision on an annual basis. On a quarterly basis, this adjustment reflects our expected annual effective tax rate on a cash basis.
- ***Expenses related to our previous extended filing delay.*** We exclude from our non-GAAP financial measures expenses related to our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations.
- ***Restructuring costs.*** We exclude from our non-GAAP financial measures expense associated with the restructuring of our operations due to internal or external market factors. These expenses are excluded from our non-GAAP financial measures because we believe they are not reflective of our ongoing operations.
- ***Impairments of goodwill and other acquired intangible assets.*** Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and identifiable intangible assets acquired. We exclude from our non-GAAP financial measures charges relating to impairment of goodwill and acquired identifiable intangible assets. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges.
- ***In-process research and development.*** We exclude from our non-GAAP financial measures the fair value of incomplete in-process research and development projects that had not yet reached technological feasibility and have no known alternative future use as of the date of the acquisition. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges that we do not believe are reflective of our ongoing operations.
- ***Integration costs.*** We exclude from our non-GAAP financial measures expenses directly related to the integration of Witness. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations.
- ***Other legal expenses (recoveries).*** We exclude from our non-GAAP financial measures other legal fees and settlements associated with certain intellectual property litigations assumed in connection with the Witness acquisition. We excluded these items from our non-GAAP financial measures because they are not reflective of our ongoing operations.

33 About Non-GAAP Financial Measures

Verint GAAP to Non-GAAP Reconciliation
($ in millions)
FY FY FY FY FY FY FY 2014 LTM
FYE 1/31 2008A 2009A 2010A 2011A 2012A 2013A Q1A Q2A Q3A 10/31/2013
Revenue Reconciliation
GAAP revenue $535 $670 $704 $727 $783 $840 $205 $222 $224 $881
Revenue Adjustments Related to Acquisitions 37 6 – – 14 9 1 0 0 3
Non-GAAP revenue $572 $675 $704 $727 $796 $848 $205 $223 $225 $883
EBIT Reconciliation
GAAP Operating Income ($115) ($15) $66 $73 $86 $100 $14 $31 $38 $118
Revenue Adjustments Related to Acquisitions 37 6 – – 14 9 1 0 0 3
Amortization and Impairment of Acquired Technology and Backlog 8 9 8 9 12 15 4 2 2 12
Amortization of Other Acquired Intangible Assets 20 25 22 21 23 24 6 6 6 24
Restructuring Costs 3 6 0 – – – – – – –
Stock-Based Compensation Expenses 31 36 44 47 28 25 6 9 10 32
M&A and Other Adjustments – – 1 5 12 17 6 2 0 17
Expenses Related to Restatement and Extended Filing Delay 41 29 55 29 1 – – – – –
Impairments of Goodwill and Other Acquired Intangible Assets 23 26 – – – – – – – –
In-process Research and Development 7 – – – – – – – – –
Integration Costs 11 3 – – – – – – – –
Other Legal Expenses (Recoveries) 9 (4) – – – – – – – –
Non-GAAP Operating Income $75 $120 $196 $185 $177 $189 $37 $51 $56 $205
Non-GAAP Depreciation and Amortization 18 19 18 15 15 16 4 4 4 17
Non-GAAP EBITDA $93 $139 $213 $200 $192 $205 $41 $55 $61 $222